FIRST AMENDMENT
                              OF
             GOLDEN COMPREHENSIVE SECURITY PROGRAM
      (As Amended and Restated Effective January 1, 1993)

          WHEREAS, this corporation maintains the Golden
Comprehensive Security Program (the "plan"); and

          WHEREAS, the plan was completely amended and restated effective January 1, 1993, and further amendment of the plan is now considered desirable;

          NOW, THEREFORE, IT IS RESOLVED that, by virtue and in exercise of the power reserved to this corporation under subsection 11.1 of the plan, the plan, as previously amended, be and it hereby is further amended, effective as of January 1, 1994, by adding the following sentence at the end of subsection
3.3 of the plan:

     "Beginning with the plan year commencing January 1, 1994, in no event shall compensation in excess of $150,000 (or such greater amount as may be permitted under Section 401(a)(17)(B) of the Code) be included in a participant's compensation for any plan year."

                    *          *          *

          I, James A. Cohen, Secretary of Western
Publishing Company, Inc. hereby certify that the foregoing is a correct copy of a resolution duly adopted by the Board of Directors of said corporation on December 23, 1994 and that said resolution has not been changed or repealed.

          Dated this 23 day of December, 1994.

                                     /s/ James A. Cohen
                              --------------------------------
                                   Secretary as Aforesaid

                                       (Corporate Seal)

                    *          *          *

          The undersigned, as committee members under the Golden Comprehensive Security Program, hereby acknowledge receipt of a certified copy of the foregoing amendment and hereby consent thereto this 23 day of December, 1994.

                                     /s/ James A. Cohen
                              ---------------------------------

                                      /s/ Hal B. Weiss
                              ---------------------------------

                                   /s/ Steven M. Grossman
                              ---------------------------------


                              ---------------------------------
                              As Committee Members As Aforesaid